INVESCO INTERNATIONAL GROWTH FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-6463
SERIES NO.:        1

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $19,147
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $   161
            Class C                                                                                    $   454
            Class R                                                                                    $   897
            Class Y                                                                                    $ 2,155
            Institutional Class                                                                        $17,496

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.2673
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.0801
            Class C                                                                                     0.0801
            Class R                                                                                     0.2077
            Class Y                                                                                     0.3311
            Institutional Class                                                                         0.3708

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                     70,660
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                      1,777
            Class C                                                                                      5,543
            Class R                                                                                      4,341
            Class Y                                                                                      8,006
            Institutional Class                                                                         46,832

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 30.16
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $ 27.96
            Class C                                                                                    $ 27.98
            Class R                                                                                    $ 29.86
            Class Y                                                                                    $ 30.23
            Institutional                                                                              $ 30.58

                            1 - International Growth

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-6463
SERIES NO.:        3

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                                                                    $ 2,433
          2  Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                                                                    $    --
             Class C                                                                                    $    --
             Class Y                                                                                    $    53
             Institutional Class                                                                        $   262

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1  Dividends from net investment income Class A                                                0.0776
          2  Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                                                                     0.0000
             Class C                                                                                     0.0000
             Class Y                                                                                     0.1214
             Institutional Class                                                                         0.1704

74U.      1  Number of shares outstanding (000's Omitted) Class A                                        30,184
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                                                      1,742
             Class C                                                                                      1,613
             Class Y                                                                                        449
             Institutional Class                                                                          1,626

74V.      1  Net asset value per share (to nearest cent) Class A                                        $ 21.01
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                                                    $ 18.51
             Class C                                                                                    $ 18.52
             Class Y                                                                                    $ 21.06
             Institutional Class                                                                        $ 20.98

                        3 - Glbl Small & Mid Cap Growth

INVESCO GLOBAL GROWTH FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-6463
SERIES NO.:        5

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                                                                    $ 1,240
          2  Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                                                                    $    --
             Class C                                                                                    $    --
             Class Y                                                                                    $    12
             Institutional Class

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1  Dividends from net investment income
             Class A                                                                                     0.1352
          2  Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                                                                     0.0000
             Class C                                                                                     0.0000
             Class Y                                                                                     0.1908
             Institutional Class                                                                         0.2574

74U.      1  Number of shares outstanding (000's Omitted)
             Class A                                                                                      8,816
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                                                        614
             Class C                                                                                        561
             Class Y                                                                                         58
             Institutional Class                                                                              -

74V.      1  Net asset value per share (to nearest cent)
             Class A                                                                                    $ 24.97
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                                                    $ 23.45
             Class C                                                                                    $ 23.45
             Class Y                                                                                    $ 25.02
             Institutional Class                                                                        $ 24.98

                               5 - Global Growth

INVESCO ASIA PACIFIC GROWTH FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-6463
SERIES NO.:        9

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                                                                    $ 3,296
          2  Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                                                                    $    92
             Class C                                                                                    $   205
             Class Y                                                                                    $   325

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1  Dividends from net investment income
             Class A                                                                                     0.2324
          2  Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                                                                     0.0647
             Class C                                                                                     0.0647
             Class Y                                                                                     0.2917

74U.      1  Number of shares outstanding (000's Omitted)
             Class A                                                                                     14,323
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                                                      1,304
             Class C                                                                                      3,152
             Class Y                                                                                      1,230

74V.      1  Net asset value per share (to nearest cent)
             Class A                                                                                    $ 32.31
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                                                    $ 30.51
             Class C                                                                                    $ 30.36
             Class Y                                                                                    $ 32.38

                            9 - Asia Pacific Growth

INVESCO EUROPEAN GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-6463
SERIES NO.:        10

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                                                                    $ 5,035
          2  Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                                                                    $   145
             Class C                                                                                    $   254
             Class R                                                                                    $   167
             Class Y                                                                                    $ 2,801
             Investor Class                                                                             $ 2,105

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1  Dividends from net investment income
             Class A                                                                                     0.3655
          2  Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                                                                     0.1351
             Class C                                                                                     0.1351
             Class R                                                                                     0.2894
             Class Y                                                                                     0.4421
             Investor Class                                                                              0.3747

74U.      1  Number of shares outstanding (000's Omitted)
             Class A                                                                                     13,303
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                                                        910
             Class C                                                                                      1,664
             Class R                                                                                        519
             Class Y                                                                                      7,952
             Investor Class                                                                               5,421

74V.      1  Net asset value per share (to nearest cent)
             Class A                                                                                    $ 34.74
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                                                    $ 32.72
             Class C                                                                                    $ 32.75
             Class R                                                                                    $ 34.63
             Class Y                                                                                    $ 34.80
             Investor Class                                                                             $ 34.68

                              10 - European Growth

INVESCO INTERNATIONAL CORE EQUITY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-6463
SERIES NO.:        11

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                                                                    $   493
          2  Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                                                                    $    20
             Class C                                                                                    $    58
             Class R                                                                                    $    27
             Class Y                                                                                    $    27
             Investor Class                                                                             $   232
             Institutional Class                                                                        $ 4,423

73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1  Dividends from net investment income
             Class A                                                                                     0.1340
          2  Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                                                                     0.0319
             Class C                                                                                     0.0314
             Class R                                                                                     0.0992
             Class Y                                                                                     0.1683
             Investor Class                                                                              0.1340
             Institutional Class                                                                         0.2145

74U.      1  Number of shares outstanding (000's Omitted)
             Class A                                                                                      3,611
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                                                        530
             Class C                                                                                      1,779
             Class R                                                                                        283
             Class Y                                                                                        134
             Investor Class                                                                               1,676
             Institutional Class                                                                         20,359

74V.      1  Net asset value per share (to nearest cent)
             Class A                                                                                    $ 11.93
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                                                    $ 11.95
             Class C                                                                                    $ 11.65
             Class R                                                                                    $ 11.94
             Class Y                                                                                    $ 12.11
             Investor Class                                                                             $ 12.11
             Institutional Class                                                                        $ 11.91

                         11 - International Core Equity